CASH, CASH EQUIVALENTS AND RESTRICTED CASH (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Cash and Cash Equivalents [Abstract]
Cash	$ 54,340	$ 81,370
Cash equivalents	455,183	417,919
Total cash and cash equivalents	509,523	499,289
Non-current portion of restricted cash	130	130
Total cash, cash equivalents and restricted cash	$ 509,653	$ 499,419	$ 575,359	$ 327,232